UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report: November 13, 2009
(Date of earliest event reported)
CA, Inc.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

1-9247	13-2857434

(Commission File Number)	(IRS Employer Identification No.)

One CA Plaza
Islandia, New York	11749

(Address of principal executive offices)	(Zip Code)
(800) 225-5224
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Table of Contents

Item 8.01 Other Events	3
Item 9.01 Financial Statements and Exhibits	3
Signatures	4
Exhibit Index	5

Item 8.01 Other Events
     On November 13, 2009, CA, Inc. (the “Company”) issued and sold $750,000,000 principal amount of its 5.375% Senior Notes due 2019 (the “Notes”) pursuant to an Underwriting Agreement dated November 9, 2009 between the Company and the several underwriters named therein, for whom Banc of America Securities LLC and J.P. Morgan Securities Inc. acted as the representatives (the “Underwriting Agreement”). The Notes were issued under the Company’s Indenture dated as of June 1, 2008 with U.S. Bank National Association, as trustee (the “Indenture”), which is filed as Exhibit 4.1 to the Company’s Registration Statement on Form S-3 (No. 333-151619) filed by the Company to register the offer and sale of the Notes with the Securities and Exchange Commission under the Securities Act of 1933 (the “Registration Statement”). The form and terms of the Notes were established and set forth in an Officers’ Certificate dated the date hereof pursuant to the Indenture (the “Officers’ Certificate”). Copies of the Underwriting Agreement, the Officers’ Certificate (including the form of the Notes) and the opinion of counsel for the Company regarding the legality of the Notes are attached hereto as Exhibits 1.1, 4.2 and 5.1, respectively, and incorporated by reference in the Registration Statement.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit	Description
1.1	Underwriting Agreement dated November 9, 2009 between the Company and the underwriters named therein, for whom Banc of America Securities LLC and J.P. Morgan Securities Inc. acted as representatives, relating to the offer and sale of the Notes.

4.2	Officers’ Certificate dated November 13, 2009 establishing the terms of the Notes pursuant to the Indenture (including the form of the Notes).

5.1	Opinion of Pillsbury Winthrop Shaw Pittman LLP regarding the legality of the Notes.

23.1	Consent of Pillsbury Winthrop Shaw Pittman LLP (included in Exhibit 5.1).

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By:	/s/ Nancy E. Cooper
Nancy E. Cooper
Executive Vice President and Chief Financial Officer

Dated: November 13, 2009

EXHIBIT INDEX
(d) Exhibits

Exhibit	Description
1.1	Underwriting Agreement dated November 9, 2009 between the Company and the underwriters named therein, for whom Banc of America Securities LLC and J.P. Morgan Securities Inc. acted as representatives, relating to the offer and sale of the Notes.

4.2	Officers’ Certificate dated November 13, 2009 establishing the terms of the Notes pursuant to the Indenture (including the form of the Notes).

5.1	Opinion of Pillsbury Winthrop Shaw Pittman LLP regarding the legality of the Notes.

23.1	Consent of Pillsbury Winthrop Shaw Pittman LLP (included in Exhibit 5.1).

5